Filed Pursuant to Rule 497(e)
1933 Act File No. 333-45361
1940 Act File No. 811-08627

OPTIQUE FUNDS, INC.

Supplement dated November 4, 2010
to the
Prospectus dated March 1, 2010
and the
Summary Prospectus dated March 1, 2010

On November 4, 2010 the Board of Directors of Optique Funds, Inc. approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the assets and known liabilities of Optique International Value Fund would be transferred to John Hancock International Value Equity Fund, a series of John Hancock Funds III, in exchange for Class A shares of John Hancock International Value Equity Fund, which Class A shares would then be distributed to the shareholders of Optique International Value Fund in proportion to their holdings of shares of Optique International Value Fund.  The Plan requires the approval of the shareholders of Optique International Value Fund and will be submitted to the shareholders for their consideration at a meeting to be held in February 2011.  To assist shareholders in considering the Plan, shareholders will receive a combined  proxy statement and prospectus that describes the proposed reorganization, which is intended to be tax-free.  If approved by the shareholders, the reorganization is expected to be completed in February 2011.